UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 23, 2024

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	80-0873306
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11011 West Broad Street, Glen Allen, VA	23060
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	GNW	NYSE (New York Stock Exchange)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2024 annual meeting of stockholders of Genworth Financial, Inc. (“Genworth”), held on May 23, 2024, the holders of Genworth’s Class A Common Stock entitled to vote at the meeting (1) elected all nine of the director nominees for the ensuing year, (2) approved, on an advisory basis, the compensation of Genworth’s named executive officers, (3) ratified the selection of KPMG LLP as Genworth’s independent registered public accounting firm for 2024, (4) approved an amended and restated certificate of incorporation to remove all references to legacy GE provisions including the removal of references to Class B Common Stock and renaming Class A Common Stock, and (5) approved an amendment to Genworth’s certificate of incorporation to provide stockholders the right to request the calling of a special meeting of stockholders at a 25% ownership threshold.

The final voting results were as follows:

Proposal 1
Election of nine directors

	Votes For	Votes Against	Abstentions	Broker Non-Votes
G. Kent Conrad	341,745,952	21,796,335	240,257	32,960,439
Karen E. Dyson	347,135,570	14,612,741	2,034,233	32,960,439
Jill R. Goodman	348,050,024	13,698,257	2,034,263	32,960,439
Melina E. Higgins	342,701,190	19,045,813	2,035,541	32,960,439
Thomas J. McInerney	351,429,644	12,150,886	202,014	32,960,439
Howard D, Mills, III	350,829,746	12,707,864	244,934	32,960,439
Robert P. Restrepo Jr.	349,258,912	12,490,066	2,033,566	32,960,439
Elaine A. Sarsynski	350,880,567	12,667,975	234,002	32,960,439
Ramsey D. Smith	351,040,144	12,503,726	238,674	32,960,439

Proposal 2

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory vote to approve named executive officer compensation	336,873,730	26,122,479	786,335	32,960,439

Proposal 3

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of the selection of KPMG LLP as the independent registered public accounting firm for 2024	374,899,522	21,567,471	275,990	N/A

Proposal 4

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of an Amended and Restated Certificate of Incorporation to Remove All References to Legacy GE Provisions Including the Removal of References to Class B Common Stock and Renaming Class A Common Stock	355,920,391	7,555,973	306,180	32,960,439

Proposal 5

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of an Amendment to Genworth’s Certificate of Incorporation to Provide Stockholders the Right to Request the Calling of a Special Meeting of Stockholders at a 25% Ownership Threshold	354,874,523	8,380,277	527,744	32,960,439

In connection with Proposal 5, Genworth also intends to amend and restate its Bylaws to make similar conforming changes. It is expected that the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws will become effective early next month.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENWORTH FINANCIAL, INC.

Date: May 24, 2024	By:	/s/ Michael J. McCullough
Michael J. McCullough
Senior Vice President and Corporate Secretary